EXHIBIT 10.4

MONSTER BEVERAGE CORPORATION

2017 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (the “Agreement”), dated [_______], 20[___] (the “Grant Date”), is by and between Monster Beverage Corporation, a Delaware corporation (the “Company”), and [___________] (the “Grantee”).

WHEREAS, the Grantee is a member of the Board of Directors of the Company (the “Board”) who: (i) is not an employee of the Company or its subsidiaries or its Affiliates and (ii) does not serve as a consultant of the Company or its subsidiaries or Affiliates;

WHEREAS, pursuant to the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors (the “Plan”), the Company desires to award the Grantee, subject to the terms of the Plan and this Agreement, restricted stock units (“Restricted Stock Units” or “RSUs”) and Dividend Equivalents on the terms and conditions as set forth below (collectively, the “Award”); and

WHEREAS, all capitalized terms used but not otherwise not defined herein shall have the meanings ascribed them as set forth in the Plan.

NOW, THEREFORE, to evidence the Award and to set forth its terms, the Company and the Grantee agree as follows:

1.         Grant. The Board hereby awards the Grantee on the Grant Date an aggregate of [___________] RSUs (subject to adjustment as provided in Section 4.2 of the Plan), and the Grantee hereby accepts the grant of RSUs as set forth herein.

2.         Dates of Vesting. The RSUs shall vest with respect to one hundred percent (100%) of such RSUs upon the earliest to occur of (a) the last business day prior to the date of the Company’s annual shareholder meeting in the calendar year following the calendar year in which the Grant Date occurs, (b) a Change of Control, (c) the Grantee’s death and (d) the date of the termination of the Grantee’s service with the Company by the Company due to the Grantee’s

Disability (such date, the “Vesting Date”), in each case provided that the Grantee remains a Non-Employee Director through the applicable Vesting Date.

3.         Payment of RSUs. The Company shall make a payment to the Grantee of the RSUs on the earliest practicable date (but no later than thirty (30) days after the Vesting Date) in the form of Shares equal to the number of vested RSUs or the cash equivalent of such Shares as of the Vesting Date, as determined by the Board. Notwithstanding the foregoing, the Grantee may elect to defer or redefer payment of all or any portion of the Grantee’s RSUs under this Agreement under the Monster Beverage Corporation Deferred Compensation Plan for Non-Employee Directors (a sub-plan of the Plan) (the “Deferred Compensation Plan”) in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and applicable Treasury Regulations thereunder.

4.         Dividend Equivalents. Each RSU awarded under this Agreement shall have awarded with it a Dividend Equivalent. Such Dividend Equivalents shall (a) vest on the same terms and conditions as the RSUs on which they are granted (on a one RSU for one Dividend Equivalent basis) as set forth in Section 2 above, (b) be paid (subject to the Deferred Compensation Plan) at the same time, and in the same form, as the payment of the RSUs and (c) terminate upon the Grantee’s receipt of payment of the RSUs (or forfeiture of RSUs if earlier).

5.         Nontransferability. Except as set forth in the Plan, the RSUs shall not be transferable other than by will or by the laws of descent and distribution or applicable law.

6.         Amendment. This Agreement may be amended as provided for under the Plan, but no such amendment shall materially and adversely affect the Grantee’s rights under the Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.

7.         No Limitation on Rights of the Company. The grant of the RSUs pursuant to this Agreement shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

8.         No Rights as a Shareholder. The Grantee shall have no rights as a shareholder with respect to the RSUs. The Grantee’s right to receive payment under this Agreement shall be an unfunded entitlement and shall be an unsecured claim against the general assets of the Company. The Grantee has only the status of a general unsecured creditor hereunder, and this Agreement constitutes only a promise by the Company to pay the value of the RSUs on the payment date. In the event that Shares are paid to the Grantee in respect of the RSUs, the Grantee shall not have any rights as a shareholder with respect to such shares prior to the date of issuance to the Grantee of a certificate or certificates for such shares.

9.         Compliance with Applicable Law. This Agreement and the obligation of the Company to deliver Shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

10.       Other Terms and Conditions. The foregoing does not modify or amend any terms of the Plan. To the extent any provisions of this Agreement are inconsistent or in conflict with any terms or provisions of the Plan, the Plan shall control. This Award is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and this Award shall in all respects be interpreted in accordance with the Plan.

11.       Agreement Not a Contract of Service or Other Relationship. Nothing in this Agreement will be construed to limit in any way the Company’s right to remove the Grantee from the Board and nothing herein shall confer upon the Grantee the right to remain a member of the Board.

12.       Tax Consequences.

a.          The Grantee acknowledges and agrees that he or she is responsible for all taxes and tax consequences with respect to the grant of RSUs and the settlement thereof pursuant to this Agreement. The Grantee further acknowledges that it is his or her responsibility to obtain any advice that he or she deems necessary or appropriate with respect to any and all tax matters that may exist as a result of the grant of RSUs and the settlement thereof pursuant to this Agreement.

b.         This Agreement is intended to comply with Code Section 409A and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Code Section 409A. Notwithstanding the foregoing, the Company and its Affiliates and the Board make no guarantees to the Grantee regarding the tax treatment of this Award or any payments made hereunder and shall have no liability with regard to any adverse tax consequences arising from this Award or any payments made hereunder, including the failure of this Award to comply with or be exempt from Code Section 409A.  This Award and each payment (if any) hereunder shall be a separate payment for purposes of Code Section 409A.

13.       Notices. Any notice required or permitted to be given hereunder to the Company shall be addressed as follows:

Monster Beverage Corporation

Attn: [____________]

1 Monster Way

Corona, CA 92879

Tele: 1-951-739-6200

With a copy (which shall not constitute notice) to:

[____________]

c/o Katten Muchin Rosenman LLP

575 Madison Avenue

New York, NY 10022

Any notice required or permitted to be given hereunder to the Grantee shall be addressed to the Grantee at the latest address the Company has for the Grantee in its records. Such notice shall be delivered personally or sent by certified, registered or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Grantee may be made by electronic means, including by electronic mail to the Company-maintained electronic mailbox of the Grantee, and the Grantee hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Grantee shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

14.       Governing Law. The validity, construction and effect of this Agreement and any rules and regulations relating to this Agreement shall be determined in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. This Agreement is not governed by or subject to the Federal law known as ERISA (the Employee Retirement Income Security Act of 1974, as amended).

15.       Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

16.       Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument. All signatures hereto may be transmitted by facsimile or .pdf file, and such facsimile or .pdf file will, for all purposes, be deemed to be the original signature of the party whose signature it reproduces, and will be binding upon such party.

17.       Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

18.       Severability. If any provision of this Agreement shall for any reason by held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the Grant Date.

MONSTER BEVERAGE CORPORATION
By:
	Name:	[	]
	Title:	[	]

ACCEPTANCE OF AWARD BY GRANTEE

By executing below, the undersigned, the Grantee hereby acknowledges, (a) receipt of a copy of the Plan, (b) that the Grantee has read the Plan and this Agreement carefully, and fully understands their contents, (c) that the Grantee accepts the award of RSUs and Dividend Equivalents under this Agreement, and (d) the Grantee agrees to be bound by the terms and conditions of the Plan and this Agreement.

Signature:
Printed Name:	[	]
Date:	[	]